Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.1318%



        Excess Protection Level
          3 Month Average  5.87%
          February, 1999  6.08%
          January, 1999  5.72%
          December, 1998  5.82%


        Cash Yield                                  17.82%


        Investor Charge Offs                        5.13%


        Base Rate                                   6.62%


        Over 35 Day Delinquency                     5.38%


        Seller's Interest                           9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $40,800,539,305.60


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,998,619,787.11